                                                                               .
                                                                               .
                                                                               .


EXHIBIT T3F - Cross Reference Sheet


           TABLE SHOWING REFLECTION IN INDENTURE OF CERTAIN PROVISIONS
                         OF TRUST INDENTURE ACT OF 1939


                                              CROSS-REFERENCE TABLE*
Trust Indenture                                                                                    Reflected in
Act Section                                                                                       Indenture Section

310    (a)(1)..................................................................................           7.10
       (a)(2)..................................................................................           7.10
       (a)(3)..................................................................................           N.A.
       (a)(4)..................................................................................           N.A.
       (a)(5)..................................................................................           7.10
       (b).....................................................................................     7.03; 7.10
       (c).....................................................................................           N.A.
311    (a).....................................................................................           7.11
       (b).....................................................................................           7.11
       (c).....................................................................................           N.A.
312    (a).....................................................................................           2.05
       (b).....................................................................................          11.03
       (c).....................................................................................          11.03
313    (a).....................................................................................           7.06
       (b)(1)..................................................................................           7.06
       (b)(2)..................................................................................     7.06; 7.07
       (c).....................................................................................    7.06; 11.02
       (d).....................................................................................           7.06
314    (a).....................................................................................     4.03; 4.04
       (b).....................................................................................          12.02
       (c)(1)..................................................................................          11.04
       (c)(2)..................................................................................          11.04
       (c)(3)..................................................................................           N.A.
       (d).....................................................................................   12.03; 12.06
       (e).....................................................................................          11.05
       (f).....................................................................................           N.A.
315    (a).....................................................................................           7.01
       (b).....................................................................................    7.05, 11.02
       (c).....................................................................................           7.01
       (d).....................................................................................           7.01
       (e).....................................................................................           6.11
316    (a)(last sentence)......................................................................           2.09
       (a)(1)(A)...............................................................................           6.05
       (a)(1)(B)...............................................................................           6.04
       (a)(2)..................................................................................           N.A.


       (b).....................................................................................           6.07
       (c).....................................................................................           2.12
317    (a)(1)..................................................................................           6.08
       (a)(2)..................................................................................           6.09
       (b).....................................................................................           2.04
318    (a).....................................................................................          11.01
       (b).....................................................................................           N.A.
       (c).....................................................................................          11.01

N.A. means not applicable


                                       14